UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2011

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (240) 744-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2011, Host Hotels & Resorts, Inc. (the “Company”) announced that effective January 1, 2012, James F. Risoleo will assume the new role of Executive Vice President and Managing Director – Europe and will no longer serve as Executive Vice President, Chief Investment Officer. Mr. Risoleo joined the Company in 1996 as Senior Vice President for Acquisitions, and was elected Executive Vice President in 2000. He is currently responsible for the Company’s development, acquisition and disposition activities, including oversight of the Company’s European and Asian joint venture investments. Mr. Risoleo will continue his role as a member of executive management of the Company.

In his new role, Mr. Risoleo will be responsible for the management of the Company’s European business activities. His focus will be on development, acquisition and disposition activities in Europe as well as the European Joint Venture in which the Company holds an interest with APG Strategic Real Estate Pool NV, a Dutch Pension Fund, and Jasmine Hotel Pte Ltd., an affiliate of the real estate investment company of the Government of Singapore Investment Corporation Pte Ltd. The European Joint Venture currently owns 13 luxury and upper-upscale hotels in seven countries. The Company is a significant investor in the European Joint Venture and serves as managing partner.

A copy of the press release issued by the Company, dated November 8, 2011, announcing Mr. Risoleo’s new role is attached to this Current Report on Form 8–K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc. Press Release, dated November 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

(Registrant)

Date: November 8, 2011	By:	/s/ Brian G. Macnamara

Brian G. Macnamara

Senior Vice President and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

(Registrant)

	By:	HOST HOTELS & RESORTS, INC.

Its General Partner

Date: November 8, 2011	By:	/s/ Brian G. Macnamara

Brian G. Macnamara

Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc. Press Release, dated November 8, 2011.